Exhibit 4.1

EXECUTION VERSION

CF INDUSTRIES HOLDINGS, INC., as Guarantor
and
CF INDUSTRIES, INC., as Issuer

FIRST AMENDMENT

Dated as of December 20, 2015

to

NOTE PURCHASE AGREEMENT

Dated as of September 24, 2015

Re:  $250,000,000 4.49% GUARANTEED SENIOR NOTES, SERIES A, DUE OCTOBER 15, 2022

$500,000,000 4.93% GUARANTEED SENIOR NOTES, SERIES B, DUE OCTOBER 15, 2025

$250,000,000 5.03% GUARANTEED SENIOR NOTES, SERIES C, DUE OCTOBER 15, 2027

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT (the or this “First Amendment”), dated as of December 20, 2015 (the “Effective Date”) to the Note Purchase Agreement dated as of September 24, 2015 is between CF INDUSTRIES HOLDINGS, INC., a Delaware corporation (“Holdings”), CF INDUSTRIES, INC., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Consenting Noteholders”).

RECITALS:

A.                                   The Company, Holdings and each purchaser named in Schedule B thereto have heretofore entered into a Note Purchase Agreement dated as of September 24, 2015 (the “Note Purchase Agreement”).  The Company has heretofore issued $250,000,000 aggregate principal amount of its 4.49% Guaranteed Senior Notes, Series A, Due October 15, 2022, $500,000,000 aggregate principal amount of its 4.93% Guaranteed Senior Notes, Series B, Due October 15, 2025 and $250,000,000 aggregate principal amount of its 5.03% Guaranteed Senior Notes, Series C, Due October 15, 2027 (collectively, the “Notes”) pursuant to the Note Purchase Agreement.

B.                                  The Company, Holdings and the Consenting Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.                                  Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.                                   All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company, Holdings and the Consenting Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.                                             AMENDMENTS TO SECTION 8.

Section 1.1.                             For purposes of Section 8 of the Note Purchase Agreement and each applicable defined term used therein, the term “UK Holdco” shall be replaced in each instance that it appears with the term “Dutch Holdco”.

SECTION 2.                                             GLOBAL AMENDMENTS.

Section 2.1.                             In each section of the Note Purchase Agreement where the term “UK Holdco” appears, including in each of the defined terms listed on Schedule A of the Note Purchase Agreement other than the defined term “MergerCo”, such term shall be replaced with the term “Dutch Holdco” except, if Section 1 of this First Amendment is not effective, such term shall not be replaced in those sections identified in Section 17.1(a) and (b) of the Note Purchase

Agreement that may not be amended or waived with only the written consent of the Company and the Required Holders.

Section 2.2.                             Section 9.8(b) of the Note Purchase Agreement shall be and is hereby amended to (i) replace the words “Skadden, Arps, Slate, Meagher & Flom (UK) LLP” with “De Brauw Blackstone Westbroek N.V.”, (ii) to replace the words “Section 9.8(a)(ii)” with the words “Section 9.8(a)” and (iii) to replace the words “England and Wales” with the words “the Netherlands”.

Section 2.3.                             Section 9.8(c) of the Note Purchase Agreement shall be and is hereby amended by replacing the words “England and Wales” with the words “the Netherlands”.

Section 2.4.                             Section 10.2(f) shall be and is hereby amended by inserting the words “the General Banking Conditions of banks and other financial institutions operating in the Netherlands and” between the words “by virtue of” and “any statutory”.

Section 2.5.                             Section 10.3 of the Note Purchase Agreement shall be and is hereby amended by replacing the words “England and Wales” with the words “the Netherlands” in each instance that it appears.

Section 2.6.                             Section 23 of the Note Purchase Agreement, Section 21 of the Guaranty and Section 21 of the Guaranty Agreement shall be and is hereby amended by (i) deleting the word “UK” from the heading (ii) inserting the words “(including any joint and several liability for (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post filing or post petition interest is allowed in such proceeding), and any other amounts due under, the Notes and (b) any other sums which may become due under the terms and provisions of the Note Documents)” after the words “or other obligation” and (iii) replacing the words “(and solely to the extent) that it would result in such guarantee, indemnity or other obligation constituting unlawful financial assistance within the meaning of sections 678 or 679 of the UK Companies Act 2006” with “it, and such Person shall not be liable thereunder to the extent that if it were so liable, its entry into such arrangement would violate:

a)             or constitute unlawful financial assistance within the meaning of, section 2:98c of the Dutch Civil Code (Burgerlijk Wetboek) or sections 678 or 679 of the UK Companies Act 2006; or

b)             its corporate interest,”

Section 2.7.                             Unless Section 1 of this First Amendment is effective pursuant to Section 4 of this First Amendment, the following shall be added as a new Section 25 of the Note Purchase Agreement:

Section 25.                               Post-Darwin Change in Control.

(a)                               Notice of Post-Darwin Change in Control.  The Company will, within twenty Business Days after any Responsible Officer has knowledge of the occurrence of any Post-Darwin Change in Control, give written notice of such Post-Darwin Change in Control to each holder of Notes.  If a Post-Darwin Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes (the “Post-Darwin Change in Control Offer”) as described in subparagraph (b) of this Section 25 and shall be accompanied by the certificate described in subparagraph (f) of this Section 25.

(b)                               Offer to Prepay Notes.  The offer to prepay Notes contemplated by subparagraph (a) of this Section 25 shall be an offer to prepay, in accordance with and subject to this Section 25, all, but not less than all, the Notes held by each holder (in the case of this Section 25 only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Post-Darwin Prepayment Date”).  Such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Proposed Post-Darwin Prepayment Date shall not be specified in such offer, the Proposed Post-Darwin Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).

(c)                                Acceptance/Rejection.  A holder of Notes may accept the offer to prepay made pursuant to this Section 25 by causing a notice of such acceptance to be delivered to the Company not later than 15 days (or such longer period as may be required by law) after receipt by such holder of the most recent Post-Darwin Change in Control Offer.  A failure by a holder of Notes to respond to a Post-Darwin Change in Control Offer within 15 days (or such longer period as may be required by law) shall be deemed to constitute a rejection of such offer by such holder.

(d)                               Prepayment.  Prepayment of the Notes to be prepaid pursuant to this Section 25 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium.  The prepayment shall be made on the Proposed Post-Darwin Prepayment Date except as provided in subparagraph (f) of this Section 25.

(e)                                Pending Post-Darwin Change in Control.  Notwithstanding anything to the contrary herein, a Post-Darwin Change in Control Offer may be made in advance of a Post-Darwin Change in Control, conditional upon such Post-Darwin Change in Control, if a definitive agreement is in place for the Post-Darwin Change in Control at the time of making of the Post- Darwin Change in Control Offer.  The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Post-Darwin Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Post-Darwin Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 25 in respect of such Post-Darwin Change in Control shall be deemed rescinded).

(f)                               Officer’s Certificate.  Each offer to prepay the Notes pursuant to this Section 25 shall be accompanied by a certificate, executed by a Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Post-Darwin Prepayment Date; (ii) that such offer is made pursuant to this Section 25; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Post-Darwin Prepayment Date; (v) that the conditions of this Section 25 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Post-Darwin Change in Control.

(g)                                A “Post-Darwin Change in Control” shall be deemed to have occurred if, after the consummation of the Acquisition Agreement Transactions to occur on the Darwin Acquisition Closing Date:

(a)                               any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as that term is used under Rule 13d-3 under the Exchange Act), directly or indirectly, of Equity Interests representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Parent;

(b)                               occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were not nominated, appointed or approved for election by the members of the board of directors of Parent constituting at the time of such nomination, appointment or approval at least a majority of such board;

(c)                                the failure of Parent to own, directly or indirectly, 100% of the outstanding Equity Interests of the Company (or any permitted successor thereof in accordance with Section 10.3); or

(d)                               any “change in control” (as such term or any words of similar import are defined under any Material Indebtedness) shall occur; provided that a “change in control” under this clause (d) shall constitute a Change in Control only if (x) such Material Indebtedness became due and payable as a result thereof and/or (y) the holders of the obligations under such Material Indebtedness shall have the right to accelerate, cancel, terminate, or otherwise require the repayment, repurchase or redemption of, such Material Indebtedness as a result of such “change in control.”

Notwithstanding anything in any Note Document to the contrary, none of the Acquisition Agreement Transactions shall constitute a Post-Darwin Change in Control. No amendment or waiver of any of this Section 25, or any defined term (as it is used herein), will be effective as to any Purchaser or holder of a Note unless consented to by such Purchaser or holder of a Note in writing.

Section 2.8.                             The following definitions shall be and are hereby amended in Schedule A of the Note Purchase Agreement:

(a) The defined term “Debtor Relief Laws” shall be and is hereby amended to (i) insert the words “the Dutch Bankruptcy Act (faillissementswet) and the Dutch Financial Supervision Act (Wet op het Financieel Toezicht)” after the words “the Insolvency Act 1986 of the United Kingdom,” (ii) insert the words “suspension of payments” after the word “reorganization,” and (iii) to insert the words “the Netherlands” between the words “the United Kingdom,” and “or other applicable jurisdictions”.

(b) The defined term “Governmental Authority” shall be and is hereby amended to insert the words “the Netherlands” after the words “the United Kingdom”.

(c) The defined term “Permitted Indebtedness” shall be and is hereby amended to (i) delete the word “and” from the end of item (i), (ii) replace the word “therewith.” at the end of item (j) with “therewith; and” and insert the words “(k) Indebtedness arising under any joint and several liability (hoofdelijke aansprakelijkheid) under any fiscal unity for Dutch Tax purposes.” after item (j).

(d) The defined term “Responsible Officer” shall be and is hereby amended to insert the words “executive director,” between the words “counsel,” and “treasurer”.

Section 2.9.                                Schedule A of the Note Purchase Agreement shall be and is hereby amended to insert the following terms in proper alphabetical order:

“Dutch Holdco” means CF B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the law of the Netherlands (as may be renamed and/or converted into a public company with limited liability (naamloze vennootschap) under the law of the Netherlands on or prior to the Darwin Acquisition Closing Date in connection with the Acquisition Agreement Transactions).

“Netherlands” means the European part of the Kingdom of the Netherlands (and derivate terms, including “Dutch” have the corresponding meaning).

“Regulation” means the Council of the European Union Regulation No. 1346/2000 on insolvency proceedings.

Section 2.10.                         The Note Purchase Agreement shall be and is hereby amended to replace the words “GrowHow Credit Agreement” with the words “CF Fertilisers Credit Agreement” in the defined tern “Permitted Indebtedness” and the defined term “GrowHow Credit Agreement” shall be replaced with the defined term below, inserted in proper alphabetical order:

“CF Fertilisers Credit Agreement” means that certain £40,000,000 Multicurrency Revolving Facilities Agreement, dated as of October 1, 2012, among CF Fertilisers UK Group Limited (formerly known as GrowHow UK Group Limited) and CF Fertilisers UK Limited (formerly known as GrowHow UK Limited), as the original borrowers and the original guarantors, the financial institutions party thereto, as the original lenders, and The Royal Bank of Scotland plc, as the arranger, the issuing bank, the agent and the bilateral ancillary lender.

SECTION 3.                            REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND HOLDINGS.

The Company and Holdings each represent to each Purchaser as of the date hereof that:

(a)                                 the execution, delivery and performance by the Company and Holdings of this First Amendment are within its corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action.  Each of the Company and Holdings has duly executed and delivered this First Amendment, and such First Amendment and the Note Purchase Agreement, as amended by this First Amendment, constitute its legal, valid and binding obligations, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)                                 the execution, delivery and performance by it of this First Amendment (i) will not violate any applicable law or regulation or any order of any Governmental Authority, in each case applicable to or binding upon the Company or Holdings or any of their respective property, except as would not reasonably be expected to have a Material Adverse Effect, (ii) will not violate any charter, by-laws or other organizational document of the Company or Holdings, except as would not reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or Holdings or its respective property, except as would not reasonably be expected to have a Material Adverse Effect; and

(c)                                  as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 4.                                             CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 1.

Section 1 of this First Amendment shall become effective on the date that each of the following conditions precedent has been satisfied:

Section 4.1.                                The Consenting Noteholders shall include 100% of the Purchasers and the holders of each Note as of the Effective Date.

Section 4.2.                                The conditions precedent contained in Section 5 of this First Amendment shall have been satisfied.

SECTION 5.                                             CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF SECTION 2.

Section 2 of this First Amendment shall become effective as of the Effective Date when each of the following conditions precedent have been satisfied:

Section 5.1. The Consenting Noteholders shall include at least the Required Holders as of the Effective Date. The Company shall have duly executed a counterpart of this First Amendment, and Holdings and such Consenting Noteholders shall have each delivered a duly executed counterpart of this First Amendment to the Company.

Section 5.2.                                The Noteholders shall have received fully executed copies of the Amended Credit Agreement and Bridge Credit Agreement identifying CF B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized and existing under the law of the Netherlands (as may be renamed and/or converted into a public company with limited liability (naamloze vennootschap) under the law of the Netherlands on or prior to the Darwin Acquisition Closing Date in connection with the Acquisition Agreement Transactions) as the Dutch Borrower and Tranche B Borrower, respectively.

Section 5.3.                                 The Noteholders shall have received a copy of the resolutions of the Board of Directors of each of the Company and Holdings authorizing the execution, delivery and performance by the Company and Holdings, as the case may be, of this First Amendment, certified by its Secretary or an Assistant Secretary.

Section 5.4.                                 The representations and warranties of the Company and Holdings set forth in Section 3 hereof are true and correct on and with respect to the date hereof.

Section 5.5.                                 The holders of the Notes shall have received an amendment fee in an amount equal to 0.1% times the aggregate outstanding principal amount of the Notes held by such holder.

SECTION 6.                                             COVENANTS OF THE COMPANY.

Section 6.1.                                The Company shall pay the fees and expenses of Chapman and Cutler LLP, counsel to the holders of the Notes, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment in accordance with Section 15.1 of the Note Purchase Agreement within three Business Days following receipt by the Company of a statement by such counsel reflecting such fees and expenses.

SECTION 7.                                             MISCELLANEOUS.

Section 7.1.                             Effect of First Amendment. This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 7.2.                             Note Document. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement and the Note Documents without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 7.3.                             Headings. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 7.4.                             Governing Law and Jurisdiction. Section 24.6 and Section 24.7 of the Note Purchase Agreement are hereby incorporated by reference, mutatis mutandis.

Section 7.5.                             Counterparts. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[Signature Pages Follow]

CF INDUSTRIES, INC.

By	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Treasurer and Assistant Secretary

CF INDUSTRIES HOLDINGS, INC.

By	/s/ Daniel L. Swenson
	Name:	Daniel L. Swenson
	Title:	Treasurer and Assistant Secretary

Accepted and Agreed to:
METROPOLITAN LIFE INSURANCE COMPANY, as a Noteholder

GENERAL AMERICAN LIFE INSURANCE COMPANY, as a Noteholder
By Metropolitan Life Insurance Company, its Investment Manager

METLIFE INSURANCE COMPANY USA, as a Noteholder
By Metropolitan Life Insurance Company, its Investment Manager

	By:	/s/ John Wills
		Name:	John Wills
		Title:	Managing Director

METLIFE INSURANCE K.K., as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

ERIE FAMILY LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

SYMETRA LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ John Wills
		Name:	John Wills
		Title:	Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY, as a Noteholder
By MetLife Investment Advisors, LLC, its Investment Manager

	By:	/s/ John Wills
		Name:	John Wills
		Title:	Managing Director

CF NPA Amendment Signature Page

Accepted and agreed to:
VOYA INSURANCE AND ANNUITY COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY, each as a Noteholder
By: Voya Investment Management LLC, as Agent

	By:	/s/ Paul Aronson
		Name:	Paul Aronson
		Title:	Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY
LEO 2013-1 LLC
UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
VOYA PENSION COMMITTEE ON BEHALF OF THE VOYA RETIREMENT PLAN, each as a Noteholder
By: Voya Investment Management Co. LLC, as Agent

	By:	/s/ Paul Aronson
		Name:	Paul Aronson
		Title:	Senior Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Noteholder

	By:	/s/ Brian F. Landry
		Name:	BRIAN F. LANDRY
		Title:	ASSISTANT TREASURER

CF NPA Amendment Signature Page

Accepted and Agreed to:
NEW YORK LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ A. Post Howland
		Name:	A. Post Howland
		Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Noteholder
By: NYL Investors LLC, its Investment Manager

	By:	/s/ A. Post Howland
		Name:	A. Post Howland
		Title:	Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE, as a Noteholder

By: New York Life Insurance Company, its attorney-in-fact

	By:	/s/ A. Post Howland
		Name:	A. Post Howland
		Title:	Managing Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
LIBERTY MUTUAL INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher J. Felton
		Name:	Christopher J. Felton
		Title:	SVP and Manager, Global IG Credit

PEERLESS INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher J. Felton
		Name:	Christopher J. Felton
		Title:	SVP and Manager, Global IG Credit

EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Noteholder

	By:	/s/ Christopher J. Felton
		Name:	Christopher J. Felton
		Title:	SVP and Manager, Global IG Credit

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON, as a Noteholder

	By:	/s/ Christopher J. Felton
		Name:	Christopher J. Felton
		Title:	SVP and Manager, Global IG Credit

LIBERTY MUTUAL INSURANCE EUROPE LTD, as a Noteholder

	By:	/s/ Christopher J. Felton
		Name:	Christopher J. Felton
		Title:	SVP and Manager, Global IG Credit

CF NPA Amendment Signature Page

Accepted and Agreed to:
JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Noteholder

By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

	By:	/s/ Elena Unger
		Name:	Elena Unger
		Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as a Noteholder

By:	/s/ Cynthia P. Bush
	Name:	Cynthia P. Bush
	Title:	Sr. Director

CF NPA Amendment Signature Page

Accepted and Agreed to:

MINNESOTA LIFE INSURANCE COMPANY
THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
RESERVE NATIONAL INSURANCE COMPANY
CINCINNATI LIFE INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
AMERICAN REPUBLIC INSURANCE COMPANY
DEARBORN NATIONAL LIFE INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
GREAT WESTERN INSURANCE COMPANY
ROYAL NEIGHBORS OF AMERICA
UNITEDHEALTHCARE INSURANCE COMPANY
MTL INSURANCE COMPANY
COLORADO BANKERS LIFE INSURANCE COMPANY
UNITY FINANCIAL LIFE INSURANCE COMPANY
NEW ERA LIFE INSURANCE COMPANY
WESTERN FRATERNAL LIFE ASSOCIATION
POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.
TRUSTMARK INSURANCE COMPANY
CATHOLIC FINANCIAL LIFE
CATHOLIC UNITED FINANCIAL, each as a Noteholder

By: Advantus Capital Management, Inc.

By:	/s/ Allen Stoltman
Name:	Allen Stoltman
Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

ENSIGN PEAK ADVISORS, INC., as a Noteholder

By:	/s/ Matthew D. Dall
	Name:	Matthew D. Dall
	Title:	Head of Credit Research

CF NPA Amendment Signature Page

Accepted and Agreed to:

COBANK, ACB, as a Noteholder

By:	/s/ James H. Matzat
	Name:	James H. Matzat
	Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

FARM CREDIT BANK OF TEXAS, as a Noteholder

By:	/s/ Luis M. H. Requejo
	Name:	Luis M. H. Requejo
	Title:	Director Capital Markets

CF NPA Amendment Signature Page

Accepted and Agreed to:

AGFIRST FARM CREDIT BANK, as a Noteholder

By:	/s/ Neda K. Beal
	Name:	Neda K. Beal
	Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

UNITED SERVICES AUTOMOBILE ASSOCIATION, as a Noteholder

By:	/s/ R. Neal Graves
	Name:	R. Neal Graves
	Title:	Executive Director

USAA LIFE INSURANCE COMPANY, as a Noteholder

By:	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Executive Director

USAA CASUALTY INSURANCE COMPANY, as a Noteholder

By:	/s/ R. Neal Graves
	Name:	R. Neal Graves
	Title:	Executive Director

USAA LIFE INSURANCE COMPANY OF NEW YORK, as a Noteholder

By:	/s/ James F. Jackson, Jr.
	Name:	James F. Jackson, Jr.
	Title:	Executive Director

CF NPA Amendment Signature Page

Accepted and Agreed to:

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
GENWORTH LIFE INSURANCE COMPANY
GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
GENWORTH MORTGAGE INSURANCE CORPORATION OF NORTH CAROLINA, each as a Noteholder

By:	/s/ Stuart Shepetin
	Name:	Stuart Shepetin
	Title:	Investment Officer

CF NPA Amendment Signature Page

Accepted and Agreed to:

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, as a Noteholder
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY, as a Noteholder
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY, as a Noteholder
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

TRANSAMERICA PACIFIC INSURANCE COMPANY LTD, as a Noteholder
By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

AXA EQUITABLE LIFE INSURANCE COMPANY, as a Noteholder

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

CF NPA Amendment Signature Page

Accepted and Agreed to:

HARTFORD LIFE INSURANCE COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
SEPARATE ACCOUNT B, A SEPARATE ACCOUNT OF HARTFORD LIFE INSURANCE COMPANY, each as a Noteholder
By:	Hartford Investment Management Company, their Agent and Attorney-in-Fact

By:	/s/ John R. Knox
John R. Knox
Senior Vice President

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN, as a Noteholder

By:	Hartford Investment Management Company, its Agent and Attorney-in-Fact

By:	/s/ John R. Knox
John R. Knox
Senior Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:

ATHENE ANNUITY AND LIFE COMPANY, as a Noteholder

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

ROYAL NEIGHBORS OF AMERICA, as a Noteholder

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

ATHENE LIFE INSURANCE COMPANY OF NEW YORK, as a Noteholder

By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

By:	/s/ Roger D. Fors
	Name:	Roger D. Fors
	Title:	Senior Vice President, Fixed Income

CF NPA Amendment Signature Page

Accepted and Agreed to:

PRINCIPAL LIFE INSURANCE COMPANY, as a Noteholder

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts
	Title:	Counsel

By:	/s/ Justin T. Lange
	Name:	Justin T. Lange
	Title:	Counsel

RGA REINSURANCE COMPANY, as a Noteholder

By:	Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:	/s/ Joellen J. Watts
	Name:	Joellen J. Watts
	Title:	Counsel

By:	/s/ Justin T. Lange
	Name:	Justin T. Lange
	Title:	Counsel

CF NPA Amendment Signature Page

Accepted and Agreed to:
STATE FARM LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Julie Hoyer
Julie Hoyer
Senior Investment Officer — Fixed Income

	By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Officer

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY, as a Noteholder

	By:	/s/ Julie Hoyer
Julie Hoyer
Senior Investment Officer — Fixed Income

	By:	/s/ Jeffrey Attwood
Jeffrey Attwood
Investment Officer

CF NPA Amendment Signature Page

Accepted and Agreed to:
THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, as a Noteholder

	By:	/s/ Edward Brennan
		Name:	Edward Brennan
		Title:	Senior Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
INTEGRITY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Daniel R. Larsen
		Name:	Daniel R. Larsen
		Title:	Vice President

	By:	/s/ Kevin L. Howard
		Name:	Kevin L. Howard
		Title:	Senior Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
AUTO-OWNERS INSURANCE COMPANY, as a Noteholder
By Fort Washington Investment Advisors, Inc. as its Investment Advisor

	By:	/s/ Roger M. Lanham
		Name:	Roger M. Lanham
		Title:	Managing Director

	By:	/s/ P. Greggory Williams
		Name:	P. Greggory Williams
		Title:	Vice President, Private Placements

CF NPA Amendment Signature Page

Accepted and Agreed to:
FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Deva Mishra
		Name:	Deva Mishra
		Title:	SVP

CF NPA Amendment Signature Page

Accepted and Agreed to:
COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Deva Mishra
		Name:	Deva Mishra
		Title:	SVP

CF NPA Amendment Signature Page

Accepted and Agreed to:
UNUM LIFE INSURANCE COMPANY OF AMERICA, as a Noteholder

	By:	Provident Investment Management, LLC
	Its:	Agent

	By:	/s/ Ben Vance
		Name:	Ben Vance
		Title:	Vice President, Senior Managing Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
Knights of Columbus
as a Noteholder
	By:	/s/ Gilles Marchard
		Name:	Gilles Marchand
		Title:	Vice President — Credit Investments

CF NPA Amendment Signature Page

Accepted and Agreed to:
CONNECTICUT GENERAL LIFE INSURANCE COMPANY, as a Noteholder

	By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ Lori E. Hopkins
		Name:	Lori E. Hopkins
		Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Noteholder

	By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ Lori E. Hopkins
		Name:	Lori E. Hopkins
		Title:	Managing Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
FIDELITY & GUARANTY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Thomas Cunningham
		Name:	Thomas Cunningham
		Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
AMERICAN UNITED LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Michael Bullock
		Name:	Michael Bullock
		Title:	V.P. Private Placements

THE STATE LIFE INSURANCE COMPANY, as a Noteholder

	By:	American United Life Insurance Company
	Its:	Agent

	By:	/s/ Michael Bullock
		Name:	Michael Bullock
		Title:	V.P. Private Placements

PIONEER MUTUAL LIFE INSURANCE COMPANY, as a Noteholder

	By:	American United Life Insurance Company
	Its:	Agent

	By:	/s/ Michael Bullock
		Name:	Michael Bullock
		Title:	V.P. Private Placements

CF NPA Amendment Signature Page

Accepted and Agreed to:
MODERN WOODMEN OF AMERICA, as a Noteholder

	By:	/s/ Doug A. Pannier
		Name:	Doug A. Pannier
		Title:	Group Head, Private Placements

CF NPA Amendment Signature Page

Accepted and Agreed to:
PHL VARIABLE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher M. Wilkos
		Name:	Christopher M. Wilkos
		Title:	Executive Vice President

PHOENIX LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Christopher M. Wilkos
		Name:	Christopher M. Wilkos
		Title:	Executive Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
CMFG LIFE INSURANCE COMPANY
CUMIS INSURANCE SOCIETY, INC., each as a Noteholder

By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
		Name:	Allen R. Cantrell
		Title:	Managing Director, Investments

CF NPA Amendment Signature Page

Accepted and Agreed to:
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Jeffrey A. Fossell
		Name:	Jeffrey A. Fossell
		Title:	Authorized Signatory

CF NPA Amendment Signature Page

Accepted and Agreed to:
AMERICAN FAMILY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ David L. Voge
		Name:	David L. Voge
		Title:	Fixed Income Portfolio Manager

CF NPA Amendment Signature Page

Accepted and Agreed to:
SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

UTICA MUTUAL INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

PRIMERICA LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

INVESTORS HERITAGE LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
MISSOURI EMPLOYERS MUTUAL INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

5 STAR LIFE INSURANCE COMPANY, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

USABLE LIFE, as a Noteholder

By: Conning, Inc., as Investment Manager

	By:	/s/ Sheilah Gibson
		Name:	Sheilah Gibson
		Title:	Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
COUNTRY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ John Jacobs
		Name:	John Jacobs
		Title:	Director — Fixed Income

CF NPA Amendment Signature Page

Accepted and Agreed to:
THE PHOENIX INSURANCE COMPANY, as a Noteholder

	By:	/s/ Annette M. Masterson
		Name:	Annette M. Masterson
		Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK, each as a Noteholder

By: Ameritas Investment Partners Inc., as Agent

	By:	/s/ Tina Udell
		Name:	Tina Udell
		Title:	Vice President & Managing Director

CF NPA Amendment Signature Page

Accepted and Agreed to:
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, as a Noteholder

	By:	/s/ Tad Anderson
		Name:	Tad Anderson
		Title:	Assistant Vice President, Investments

	By:	/s/ Ward Argust
		Name:	Ward Argust
		Title:	Assistant Vice President, Investments

THE CANADA LIFE ASSURANCE COMPANY, as a Noteholder

	By:	/s/ Tad Anderson
		Name:	Tad Anderson
		Title:	Assistant Vice President, Investments

	By:	/s/ Ward Argust
		Name:	Ward Argust
		Title:	Assistant Vice President, Investments

CF NPA Amendment Signature Page

Accepted and Agreed to:
AMERICO FINANCIAL LIFE AND ANNUITY INSURANCE COMPANY, as a Noteholder

	By:	/s/ Greg Hamilton
		Name:	Greg Hamilton
		Title:	Director, Fixed Income

CF NPA Amendment Signature Page

Accepted and Agreed to:
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ David Divine
		Name:	David Divine
		Title:	Senior Portfolio Manager

CF NPA Amendment Signature Page

Accepted and Agreed to:
AGSTAR FINANCIAL SERVICES, PCA, as a Noteholder

	By:	/s/ Graham J. Dee
		Name:	Graham J. Dee
		Title:	AVP Capital Markets

CF NPA Amendment Signature Page

Accepted and Agreed to:
FARM CREDIT SERVICES OF AMERICA, PCA, as a Noteholder

	By:	/s/ Steven L. Moore
		Name:	Steven L. Moore
		Title:	Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
PENN MUTUAL LIFE INSURANCE COMPANY, as a Noteholder

By: Penn Mutual Asset Management, investment advisor

	By:	/s/ Greg Zappin
		Name:	Greg Zappin
		Title:	Portfolio Manager

PENN INSURANCE AND ANNUITY, as a Noteholder

By: Penn Mutual Asset Management, investment advisor

By:	/s/ Greg Zappin
	Name:	Greg Zappin
	Title:	Portfolio Manager

CF NPA Amendment Signature Page

Accepted and Agreed to:
STANDARD INSURANCE COMPANY, as a Noteholder

	By:	/s/ Chris Beaulieu
		Name:	Chris Beaulieu
		Title:	Assistant Vice President

CF NPA Amendment Signature Page

Accepted and Agreed to:
PAN-AMERICAN LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Lisa Baudot
		Name:	Lisa Baudot
		Title:	Vice President, Securities

CF NPA Amendment Signature Page

Accepted and Agreed to:
ASSURITY LIFE INSURANCE COMPANY, as a Noteholder

	By:	/s/ Victor Weber
		Name:	Victor Weber
		Title:	Senior Director - Investments

CF NPA Amendment Signature Page

Accepted and Agreed to:
SAINT FRANCIS HOSPITAL, INC., as a Noteholder

	By:	/s/ Mark A. Buntz
		Name:	Mark A. Buntz
		Title:	Investment Advisor

CF NPA Amendment Signature Page